Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 2011 RESULTS

— — —

REPORTS INCOME BEFORE TAXES OF $745 MILLION ON $1,358 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $1.40 AND EARNINGS PER SHARE ON COMPREHENSIVE INCOME OF $1.34
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE

GREENWICH, CONN, January 19, 2012 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share of $1.40 for the year ended December 31, 2011, compared to diluted earnings per share of $(0.22) for 2010.  Reported results for 2010 reflected a negative $0.71 per share impact from additional taxes triggered by the approximately $1 billion special dividend paid in December 2010.  The company considers the special dividend to be non-operating in nature.

On a comprehensive basis, which includes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share of $1.34 for the year ended December 31, 2011 compared to diluted earnings per share of $0.02 for the same period in 2010.  On a non-GAAP basis, 2010 diluted earnings per share, adjusted for the special dividend and for currency translation effects, were $0.73, as reported in 2010.  Reported results on a comprehensive basis reflect the GAAP convention adopted in 2011 that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, currency translation results were reported as a component of changes in Total Equity in the Statement of Financial Condition.

Net revenues were $1,358 million and income before income taxes was $745 million for the year, compared to net revenues of $922 million and income before income taxes of $341 million for the same period in 2010.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on March 14, 2012 to shareholders of record as of March 1, 2012.

Business Highlights

•	55% pretax profit margin for 2011.
•	54% Electronic Brokerage pretax profit margin for 2011.
•	59% Market Making pretax profit margin for 2011.
•	Customer equity grew 14% from 2010 to $25.1 billion and customer accounts increased 20%.
•	Cleared DARTs increased 19% from 2010 to 409,000.
•	Electronic Brokerage pretax income grew 35% in 2011 to $371 million.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 35%, to $371 million, in 2011.  Customer accounts grew 20% from the prior year and customer equity increased 14% during 2011.  Commissions and execution fees increased 18% and net interest income grew 71% from the prior year.  Pretax profit margin was 54% in 2011, up from 50% in 2010.  Total DARTs(1) for cleared and execution-only customers increased 17% to 444,000 in 2011, compared to 379,000 during 2010.  Cleared DARTs were 409,000 in 2011, 19% higher than in 2010.

Market Making
Market Making segment income before income taxes increased 363%, to $415 million, in 2011.  This increase was driven by a swing in currency translation gains, which contributed 53% of the rise, reflecting an $11 million gain in 2011 compared to a $161 million loss in 2010.  Currency translation effects are reported as part of Trading Gains in the Market Making segment. The remaining increase reflected trading gains on higher actual-to-implied volatility, higher options trading volumes and wider bid-offer spreads.  Pretax profit margin expanded to 59% in 2011 from 24% in 2010.  Market Making options contract volume increased 16% in 2011.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In 2011, our currency hedging program decreased our profits as the U.S. dollar value of the GLOBAL decreased by approximately 0.6%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s early adoption of U.S. GAAP guidance (2) issued in June 2011 that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.  In periods prior to the quarter ending June 30, 2011, we reported non-GAAP measures for the purpose of incorporating all currency translation gains and losses in the Statement of Income.  This reporting method is now required under GAAP guidance.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 19, 2012, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 90 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2006	66,043		51,238		12,828		130,109		518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968

4Q2010	17,402		33,391		4,450		55,243		870
4Q2011	15,093	-13%	39,554	18%	5,432	22%	60,079	9%	961

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	563,623		62,419		34,493,410
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%

4Q2010	164,692		23,021		23,107,351
4Q2011	203,566	24%	26,655	16%	16,012,605	-31%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	371,929		14,818		21,180,377
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%

4Q2010 **	102,162		3,663		4,270,319
4Q2011 **	135,559	33%	3,672	0%	2,687,537	-37%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	191,694		47,601		13,313,033
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%

4Q2010	62,530		19,358		18,837,032
4Q2011	68,007	9%	22,983	19%	13,325,068	-29%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	32,384		45,351		12,492,870
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%

4Q2010	27,323		18,968		18,088,111
4Q2011	32,960	21%	22,587	19%	12,556,217	-31%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	4Q2011	4Q2010	% Change
Total Accounts	189	158	20%
Customer Equity (in billions) *	$25.1	$22.1	14%

Cleared DARTs	412	337	22%
Total Customer DARTs	447	373	20%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.07	$4.35	-6%
DART per Avg. Account (Annualized)	556	550	1%
Net Revenue per Avg. Account (Annualized)	$3,435	$3,569	-4%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2011	2010	2011	2010
		(in millions)

Electronic Brokerage	Net revenues	$166.4	$146.2	$691.5	$547.3
	Non-interest expenses	79.8	71.5	320.3	272.5

	Income before income taxes	$86.6	$74.7	$371.2	$274.8

	Pre-tax profit margin	52%	51%	54%	50%

Market Making	Net revenues	$166.1	$44.0	$698.5	$379.2
	Non-interest expenses	73.8	67.8	283.8	289.7

	Income (loss) before income taxes	$92.3	($23.8)	$414.7	$89.5

	Pre-tax profit margin	56%	-54%	59%	24%

Corporate*	Net revenues	($24.6)	($3.9)	($31.7)	($4.4)
	Non-interest expenses	(1.7)	5.1	9.3	19.1

	Income (loss) before income taxes	($22.9)	($9.0)	($41.0)	($23.5)

Total	Net revenues	$307.9	$186.3	$1,358.3	$922.1
	Non-interest expenses	151.9	144.4	613.4	581.3

	Income before income taxes	$156.0	$41.9	$744.9	$340.8

	Pre-tax profit margin	51%	22%	55%	37%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2011	2010	2011	2010
	(in millions, except share and per share data)

Revenues:
Trading gains	$150.5	$41.7	$665.2	$368.6
Commissions and execution fees	109.9	97.4	456.2	386.8
Interest income	68.4	52.5	280.2	172.5
Other income	(0.1)	12.0	43.0	60.4

Total revenues	328.7	203.6	1,444.6	988.3

Interest expense	20.8	17.3	86.3	66.2

Total net revenues	307.9	186.3	1,358.3	922.1

Non-interest expenses:
Execution and clearing	66.9	65.5	281.3	272.6
Employee compensation and benefits	51.3	50.6	212.5	200.2
Occupancy, depreciation and amortization	9.8	9.8	37.1	37.3
Communications	5.8	5.9	23.6	23.5
General and administrative	18.1	12.6	58.9	47.7

Total non-interest expenses	151.9	144.4	613.4	581.3

Income before income taxes	156.0	41.9	744.9	340.8

Income tax expense	7.6	34.7	54.1	60.4

Net income	148.4	7.2	690.8	280.4

Net income attributable to non-controlling interests	134.6	35.3	628.7	289.7

Net income (loss) available for common stockholders	$13.8	($28.1)	$62.1	($9.3)

Earnings (loss) per share
Basic	$0.30	($0.67)	$1.41	($0.22)
Diluted	$0.30	($0.66)	$1.40	($0.22)

Weighted average common shares outstanding
Basic	45,569,269	42,226,873	43,924,554	41,870,926
Diluted	45,944,562	42,787,723	44,364,902	42,498,705

Comprehensive income:
Net income (loss) available for common stockholders	$13.8	($28.1)	$62.1	($9.3)
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(2.4)	6.7	(4.5)	16.2
Income taxes related to items of other comprehensive income	(1.1)	2.4	(1.9)	6.0
Other comprehensive income (loss), net of tax	(1.3)	4.3	(2.6)	10.2
Comprehensive income (loss) available for common stockholders	$12.5	($23.8)	$59.5	$0.9

Comprehensive income attributable to non-controlling interests:
Net income attributable to non-controlling interests	$134.6	$35.3	$628.7	$289.7
Other comprehensive income (loss) - cumulative translation adjustment	(18.6)	55.7	(27.8)	132.2
Comprehensive income attributable to non-controlling interests	$116.0	$91.0	$600.9	$421.9

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31, 2011	December 31, 2010
	(in millions)
Assets
Cash and cash equivalents	$1,695.5	$1,354.2
Cash and securities - segregated for regulatory purposes	10,069.9	7,888.1
Securities purchased under agreements to resell	375.4	336.3
Securities borrowed	2,661.7	3,292.3
Trading assets, at fair value	6,615.1	7,422.4
Receivables from customers, net of allowance	7,024.8	6,973.0
Receivables from brokers, dealers and clearing organizations	1,397.8	732.9
Other assets	562.7	499.6

Total assets	$30,402.9	$28,498.8

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$6,156.1	$6,125.2
Securities loaned	1,386.1	1,659.6
Short-term borrowings	6.5	187.4
Other payables:
Customers	17,300.1	15,060.5
Brokers, dealers and clearing organizations	247.4	248.7
Other payables	483.6	702.3
	18,031.1	16,011.5

Senior notes payable and senior secured credit facility	101.4	294.6

Equity
Stockholders' equity	573.7	487.8
Non-controlling interests	4,148.0	3,732.7
Total equity	4,721.7	4,220.5

Total liabilities and equity	$30,402.9	$28,498.8

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three months ended		Twelve Months
	Ended December 31,		Ended December 31,
	2011	2010	2011	2010

Net income (loss) available for common stockholders	$13.8	($28.1)	$62.1	($9.3)

Other comprehensive income:
Cumulative translation adjustment, before income taxes	(2.4)	6.7	(4.5)	16.2
Income taxes related to items of other comprehensive income	(1.1)	2.4	(1.9)	6.0
Other comprehensive income (loss), net of tax	(1.3)	4.3	(2.6)	10.2

Comprehensive income (loss) available for common stockholders	$12.5	($23.8)	$59.5	$0.9

Comprehensive income (loss) per share:
Basic	$0.27	($0.56)	$1.35	$0.02
Diluted	$0.27	($0.56)	$1.34	$0.02

Weighted average common shares outstanding:
Basic	45,569,269	42,226,873	43,924,554	41,870,926
Diluted	45,944,562	42,787,723	44,364,902	42,498,705

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP PERFORMANCE MEASURES RECONCILIATION,
IMPACT OF SPECIAL DIVIDEND PAID IN DECEMBER 2010
(UNAUDITED)

		4Q2010			2010 Full Year

		(In thousands, except shares or per share amounts)

		As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures	As Reported	Non-GAAP Adjustments	Non-GAAP Financial Performance Measures

Income Before Income Taxes:
As reported		$41,910			$340,820
Non-GAAP Adjustments for non-operating activities -
Payments in lieu of dividends on unvested shares of the Company's Class A Common Stock	(a)		$9,456			$9,456

		$41,910	$9,456	$51,366	$340,820	$9,456	$350,276

Pre-tax profit margin		23%		28%	37%		38%

Income Tax Expense
As reported		$34,678			$60,413
Non-GAAP Adjustments for non-operating activities -
Income taxes on payments in lieu of dividends	(a)		$678			$678
The Company's share of taxes payable arising from the payment of dividends by THE AG to IBG LLC	(b)		(46,112)			(46,112)
U.S. foreign tax credits for Swiss taxes paid	(c)		16,608			16,608

		$34,678	$(28,826)	$5,852	$60,413	$(28,826)	$31,587

Net Income (loss) attributable to common stockholders
As reported		$(28,083)			$(9,316)
Non-GAAP Adjustments for non-operating activities -
Payments in lieu of dividends on unvested shares of the Company's Class A Common Stock	(a)		$1,010			$1,010
Income taxes on payments in lieu of dividends	(a)		(368)			(368)
The Company's share of taxes payable arising from the payment of dividends by THE AG to IBG LLC	(b)		46,112			46,112
U.S. foreign tax credits for Swiss taxes paid	(c)		(16,608)			(16,608)

		$(28,083)	$30,146	$2,063	$(9,316)	$30,146	$20,830

Earnings per Share:
Basic		$(0.67)	$0.72	$0.05	$(0.22)	$0.72	$0.50
Diluted	(d)	$(0.66)	$0.71	$0.05	$(0.22)	$0.71	$0.49

Weighted Average Shares:
Basic		42,226,873		42,226,873	41,870,926		41,870,926
Diluted		42,787,723		42,787,723	42,498,705		42,498,705

(a) Holders of unvested Class A shares of the Company's common stock were paid $1.79 per share in lieu of the cash dividend paid on outstanding shares on December 23, 2010. The Company's share of these payments was $1.0 million, on which it realized a tax benefit of $0.4 million.

(b) On December 21, 2010, Timber Hill Europe AG ("THE AG") paid its sole shareholder, IBG LLC, a dividend of $990.3 million. THE AG's pretax earnings had not previously been subject to taxation in the United States. U.S. federal income taxes on the Company's share of this dividend were $40.8 million. In addition, the Company incurred $5.3 million in non-refundable taxes withheld by the Swiss government.

(c) The provision for income taxes is reported net of available foreign tax credits of $16.6 million.

(d) The non-GAAP diluted EPS for 2010 of $0.49 differs from the $0.73 as reported in 2010 by the $0.24, which represented the impact of currency translation now included in the GAAP Comprehensive Income (see Comprehensive Income section on page 2).